EXHIBIT 99.1

Alignment Healthcare Reports Second Quarter Results; Exceeds Guidance Across All Key Financial Metrics; Raises Full-Year 2022 Outlook

  Reports $366.5 million in total revenue, up 18.6% year-over-year
  Adjusted gross profit exceeds guidance for fifth consecutive quarter since IPO, leading to company's lowest medical benefits ratio recorded in a quarter as a public company
  Continues to broaden its national presence with planned market expansions in 2023, increasing potential reach by 15% to total 8.2 million Medicare-eligible adults, subject to regulatory approval

ORANGE, Calif., Aug. 04, 2022 (GLOBE NEWSWIRE) -- Alignment Healthcare, Inc. (NASDAQ: ALHC), a tech-enabled Medicare Advantage company, today reported financial results for its second quarter ended June 30, 2022.

“Alignment Healthcare’s strong performance in the second quarter showcases the replicability of our model and resulted in one of our best quarters since taking the company public,” said John Kao, founder and CEO. “The quarter marks our lowest medical benefits ratio since the IPO, where we once again beat guidance on four key performance indicators: membership, revenue, adjusted gross profit and adjusted EBITDA.”

“As a payvider, our business model is structurally advantaged to provide the best care for the lowest cost to members and also positions us to deliver value directly back into the hands of consumers by crafting differentiated products with richer benefits that personalize the member experience,” Kao added. “Paired with the positive outcomes outlined in our inaugural environmental, social and governance (ESG) report released yesterday, and our planned 2023 market expansions (which are subject to regulatory approval), we expect to build upon this momentum and remain confident in our team’s ability to achieve our full-year financial targets.”

Second Quarter 2022 Financial Highlights
All comparisons, unless otherwise noted, are to the three months ended June 30, 2021.

  Health plan membership at the end of the quarter was approximately 95,900, up 13.2% year over year
  Total revenue was $366.5 million, up 18.6% year over year
  Health plan premium revenue of $351.1 million represented 19.7% growth year over year
  Adjusted gross profit was $61 million and loss from operations was ($6.6) million
    Adjusted gross profit excludes depreciation and amortization of $4.2 million and selling, general, and administrative expenses of $61.7 million (which includes $10.4 million of equity-based compensation). Adjusted gross profit also excludes an additional $1.7 million of equity-based compensation recorded within medical expenses
    Medical benefits ratio based on adjusted gross profit was 83.4%
  Adjusted EBITDA was $10.3 million and net loss was ($11.6) million
  As of June 30, 2022, total cash was $453.2 million, and debt was $156.3 million (excluding unamortized debt issuance costs)

Adjusted Gross Profit is reconciled as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
(dollars in thousands)
Loss from operations	$(6,648)	$(40,492)	$(43,123)	$(93,156)
Add back:
Equity-based compensation (medical expenses)	1,718	2,457	4,839	9,023
Depreciation (medical expenses)	49	54	92	106
Depreciation and amortization	4,180	3,908	8,130	7,645
Selling, general, and administrative expenses	61,673	71,150	135,966	136,064
Total add back	67,620	77,569	149,027	152,838
Adjusted gross profit	$60,972	$37,077	$105,904	$59,682
Adjusted gross profit %	16.6%	12.0%	14.9%	10.4%
Medical benefit ratio	83.4%	88.0%	85.1%	89.6%

Adjusted EBITDA is reconciled as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
(dollars in thousands)
Net loss	$(11,580)	$(44,762)	$(52,397)	$(101,636)
Add back:
Interest expense	4,490	4,329	8,891	8,577
Depreciation and amortization	4,229	3,962	8,222	7,751
EBITDA	(2,861)	(36,471)	(35,284)	(85,308)
Equity-based compensation(1)	12,099	30,887	40,146	62,674
Reorganization and transaction-related expenses(2)	—	593	—	3,601
Acquisition expenses(3)	573	301	1,059	301
Loss on sublease(4)	509	—	509	—
Adjusted EBITDA	$10,320	$(4,690)	$6,430	$(18,732)

(1)   2022 represents equity-based compensation related to grants made in the current year, as well as equity-based compensation related to the timing of the IPO, which includes previously issued stock appreciation rights liability awards, modifications related to transaction vesting units, and grants made in conjunction with the IPO. 2021 represents equity-based compensation related to the timing of the IPO as previously discussed.

(2)   Represents legal, professional, accounting and other advisory fees related to our pre-IPO corporate reorganization and the IPO that are considered non-recurring and non-capitalizable.

(3)   Represents acquisition-related fees, such as legal and advisory fees, that are non-capitalizable.

(4)   Represents loss related to right of use (“ROU”) assets that were subleased in the current quarter.

Outlook for Third Quarter and Fiscal Year 2022

	Three Months Ending September 30, 2022		Twelve Months Ending December 31, 2022
$ Millions	Low	High	Low	High
Health Plan Membership	97,100	97,300	97,300	99,000
Revenue	$330	$335	$1,365	$1,380
Adjusted Gross Profit[1]	$38	$40	$177	$184
Adjusted EBITDA[2]	($23)	($20)	($41)	($35)

_______________________

  Adjusted gross profit is a non-GAAP financial measure that is presented as supplemental disclosure, that we define as loss from operations before depreciation and amortization, clinical equity-based compensation expense, and selling, general, and administrative expenses. We cannot reconcile our estimated ranges for adjusted gross profit to loss from operations, the most directly comparable GAAP measure, and cannot provide estimated ranges for loss from operations, without unreasonable efforts because of the uncertainty around certain items that may impact loss from operations, including equity-based compensation expense and depreciation and amortization, that are not within our control or cannot be reasonably predicted.
  Adjusted EBITDA is a non-GAAP financial measure that is presented as supplemental disclosure, that we define as net loss before interest expense, income taxes, depreciation and amortization expense, reorganization and transaction-related expenses, equity-based compensation expense, and loss on sublease. We cannot reconcile our estimated ranges for Adjusted EBITDA to net loss, the most directly comparable GAAP measure, and cannot provide estimated ranges for net loss, without unreasonable efforts because of the uncertainty around certain items that may impact net loss, including equity-based compensation expense and depreciation and amortization, that are not within our control or cannot be reasonably predicted.

Conference Call Details
The company will host a conference call at 6 p.m. EDT today to discuss these results and management’s outlook for future financial and operational performance. Participants can pre-register for the conference call by navigating to https://edge.media-server.com/mmc/p/k7h28iur. A live audio webcast will be available online at https://ir.alignmenthealthcare.com/. A replay of the call will be available via webcast for on-demand listening shortly after the completion of the call, at the same web link, and will remain available for approximately 12 months.

About Alignment Healthcare
Alignment Healthcare is a consumer-centric platform delivering customized health care in the United States to seniors and those who need it most, the chronically ill and frail, through its Medicare Advantage plans. The company provides partners and patients with customized care and service where they need it and when they need it, including clinical coordination, risk management and technology facilitation. Alignment Healthcare offers health plan options through Alignment Health Plan, and also partners with select health plans to help deliver better benefits at lower costs.

Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and our financial outlook for the second quarter ending June 30, 2022, and year ending December 31, 2022. Forward-looking statements are subject to risks and uncertainties and are based on assumptions that may prove to be inaccurate, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to attract new members and enter new markets, including the need for certain governmental approvals; our ability to maintain a high rating for our plans on the Five Star Quality Rating System; risks associated with being a government contractor; changes in laws and regulations applicable to our business model; changes in market or industry conditions and receptivity to our technology and services; results of litigation or a security incident; the impact of shortages of qualified personnel and related increases in our labor costs; and the impact of COVID-19 on our business and results of operation. For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our Annual Report on Form 10-K for the year ended December 31, 2021, and the other periodic reports we file with the SEC. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update or revise this information unless required by law.

Condensed Consolidated Balance Sheets
(in thousands, except par value and share amounts)
(Unaudited)

	June 30, 2022	December 31, 2021
Assets
Current Assets:
Cash	$453,234	$466,600
Accounts receivable (less allowance for credit losses of $177 at June 30, 2022 and $111 at December 31, 2021, respectively)	98,027	58,512
Prepaid expenses and other current assets	34,337	27,747
Total current assets	585,598	552,859
Property and equipment, net	33,405	30,358
Right of use asset, net	6,565	7,853
Goodwill and intangible assets, net	36,249	35,116
Other assets	4,960	4,709
Total assets	$666,777	$630,895
Liabilities and Stockholders' Equity
Current Liabilities:
Medical expenses payable	$173,871	$125,886
Accounts payable and accrued expenses	14,975	17,431
Accrued compensation	24,868	23,928
Total current liabilities	213,714	167,245
Long-term debt, net of debt issuance costs	153,931	150,620
Long-term portion of lease liabilities	5,428	6,975
Total liabilities	373,073	324,840

Stockholders' Equity:
Preferred stock, $.001 par value; 100,000,000 and 0 shares authorized as of June 30, 2022 and December 31, 2021, respectively; no shares issued and outstanding as of June 30, 2022 and December 31, 2021	—	—
Common stock, $.001 par value; 1,000,000,000 shares authorized as of June 30, 2022 and December 31, 2021; 187,271,311 and 187,193,613 shares issued and outstanding as of June 30, 2022 and December 31, 2021, respectively	187	187
Additional paid-in capital	928,608	888,547
Accumulated deficit	(635,091)	(582,694)
Total Alignment Healthcare, Inc. stockholders' equity	293,704	306,040
Noncontrolling interest	—	15
Total stockholders' equity	293,704	306,055
Total liabilities and stockholders' equity	$666,777	$630,895

Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenues:
Earned premiums	$366,180	$308,739	$711,472	$575,739
Other	294	212	528	294
Total revenues	366,474	308,951	712,000	576,033
Expenses:
Medical expenses	307,269	274,385	611,027	525,480
Selling, general, and administrative expenses	61,673	71,150	135,966	136,064
Depreciation and amortization	4,180	3,908	8,130	7,645
Total expenses	373,122	349,443	755,123	669,189
Loss from operations	(6,648)	(40,492)	(43,123)	(93,156)
Other expenses:
Interest expense	4,490	4,329	8,891	8,577
Other expenses (income)	442	(59)	383	(97)
Total other expenses	4,932	4,270	9,274	8,480
Loss before income taxes	(11,580)	(44,762)	(52,397)	(101,636)
Provision for income taxes	—	—	—	—
Net loss attributable to Alignment Healthcare, Inc.	$(11,580)	$(44,762)	$(52,397)	$(101,636)

Total weighted-average common shares outstanding - basic and diluted	181,262,640	176,842,122	180,075,014	165,698,982
Net loss per share - basic and diluted	$(0.06)	$(0.25)	$(0.29)	$(0.61)

Condensed Consolidated Statements of Cash Flows
(in thousands)
(Unaudited)

	Six Months Ended June 30,
	2022	2021
Operating Activities:
Net loss	$(52,397)	$(101,636)
Adjustments to reconcile net loss to net cash used in operating activities:
Provision for credit loss	111	46
Loss on sublease	509	—
Depreciation and amortization	8,222	7,751
Amortization-debt issuance costs and investment discount	1,140	1,110
Payment-in-kind interest	2,170	2,054
Equity-based compensation and common stock payments	40,146	51,275
Non-cash lease expense	1,415	1,314
Changes in operating assets and liabilities:
Accounts receivable	(39,609)	(25,503)
Prepaid expenses and other current assets	(6,586)	(14,393)
Other assets	(150)	6
Medical expenses payable	47,985	23,105
Accounts payable and accrued expenses	(3,152)	(2,368)
Accrued compensation	940	(2,529)
Lease liabilities	(2,028)	(1,788)
Net cash used in operating activities	(1,284)	(61,556)
Investing Activities:
Purchase of business, net of cash received	(1,113)	—
Asset acquisition, net of cash received	—	(1,405)
Purchase of investments	(1,100)	(800)
Sale of investments	1,000	800
Acquisition of property and equipment	(10,769)	(9,462)
Net cash used in investing activities	(11,982)	(10,867)
Financing Activities:
Repurchase of noncontrolling interest	(100)	15
Equity repurchase	—	(1,474)
Issuance of common stock	—	390,600
Common stock issuance costs	—	(29,011)
Net cash provided by financing activities	(100)	360,130
Net (decrease) increase in cash	(13,366)	287,707
Cash and restricted cash at beginning of period	468,350	207,811
Cash and restricted cash at end of period	$454,984	$495,518
Supplemental disclosure of cash flow information:
Cash paid for interest	$5,565	$5,413
Supplemental non-cash investing and financing activities:
Acquisition of property in accounts payable	$232	$418
Purchase of business in accounts payable	$240	$—

The following table provides a reconciliation of cash and restricted cash reported within the condensed consolidated balance sheets to the total above:

	June 30, 2022	June 30, 2021
Cash	$453,234	$494,618
Restricted cash in other assets	1,750	900
Total	$454,984	$495,518

Non-GAAP Financial Measures

Certain of these financial measures are considered “non-GAAP” financial measures within the meaning of Item 10 of Regulation S-K promulgated by the SEC. We believe that non-GAAP financial measures provide an additional way of viewing aspects of our operations that, when viewed with the GAAP results, provide a more complete understanding of our results of operations and the factors and trends affecting our business. These non-GAAP financial measures are also used by our management to evaluate financial results and to plan and forecast future periods. However, non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Non-GAAP financial measures used by us may differ from the non-GAAP measures used by other companies, including our competitors. To supplement our consolidated financial statements presented on a GAAP basis, we disclose the following non-GAAP measures: Medical Benefits Ratio, Adjusted EBITDA and Adjusted Gross Profit as these are performance measures that our management uses to assess our operating performance. Because these measures facilitate internal comparisons of our historical operating performance on a more consistent basis, we use these measures for business planning purposes and in evaluating acquisition opportunities.

Adjusted EBITDA

Adjusted EBITDA is a non-GAAP financial measure that we define as net loss before interest expense, income taxes, depreciation and amortization expense, reorganization and transaction-related expenses, equity-based compensation expense and loss on sublease.

Adjusted EBITDA should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA in lieu of net loss, which is the most directly comparable financial measure calculated in accordance with GAAP.

Our use of the term Adjusted EBITDA may vary from the use of similar terms by other companies in our industry and accordingly may not be comparable to similarly titled measures used by other companies.

Medical Benefits Ratio (MBR)

We calculate our MBR by dividing total medical expenses excluding depreciation and equity-based compensation by total revenues in a given period.

Adjusted Gross Profit

Adjusted Gross Profit is a non-GAAP financial measure that we define as loss from operations before depreciation and amortization, clinical equity-based compensation expense, and selling, general, and administrative expenses.

Adjusted Gross Profit should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted Gross Profit in lieu of loss from operations, which is the most directly comparable financial measure calculated in accordance with GAAP.

Our use of the term Adjusted Gross Profit may vary from the use of similar terms by other companies in our industry and accordingly may not be comparable to similarly titled measures used by other companies.

Investor Contact
Harrison Zhuo
hzhuo@ahcusa.com

Media Contact
Maggie Habib
mPR, Inc. for Alignment Healthcare
alignment@mpublicrelations.com